Exhibit 99.1




                                  CERTIFICATION



Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CBR Brewing Company, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/  DA-QING  ZHENG
Date:  June 9, 2003                            By:  _________________________
                                                    Da-qing  Zheng
                                                    Chairman  of  the  Board and
                                                    Chief  Executive  Officer




                                                    /s/  GARY  C.K.  LUI
Date:  June 9, 2003                            By:  _________________________
                                                    Gary  C.K.  Lui
                                                    Vice  President  and  Chief
                                                    Financial  Officer


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